Exhibit 26(h)(xviii)

Amendment No. 2 to Participation Agreement among Western Reserve, ProFunds,

Access Trust and ProFund Advisors LLC dated August 30, 2007

AMENDMENT NO. 2

AMENDMENT NO. 2 (the “Amendment”) dated as of August 30, 2007 to the Participation Agreement (the “Agreement”) by and among WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO, (the “Company”), an Ohio life insurance company, on its own behalf and on behalf of each segregated asset account of the Company, PROFUNDS, a Delaware business trust, (the “Fund”), ACCESS ONE TRUST, a Delaware business trust (each of ProFunds or the Access One Trust referred to herein as the “Fund”), and PROFUND ADVISORS LLC (the “Adviser”), a Maryland limited liability company.

WITNESSETH

WHEREAS, the Company, the Fund and the Adviser have entered into a Participation Agreement dated as of June 6, 2006, as amended (the “Agreement”), and

WHEREAS, the Company, the Fund and the Adviser wish to amend the Agreement,

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the Company, the Fund and the Adviser hereby acknowledge and agree as follows:

Certain Definitions. Unless otherwise defined herein, capitalized terms used herein have the meanings specified in or pursuant to the Agreement.

Amendments.

Schedule A of the Agreement is hereby amended by replacing it in its entirety with Schedule A attached hereto.

Except as specifically amended hereby, all of the terms and conditions of the Agreement shall continue to be in full force and effect and shall be binding upon the parties in accordance with their respective terms.

4. Each of the parties hereby represents and warrants that the execution, delivery and performance of this Amendment are within the party’s corporate power and have been or will be duly authorized by all necessary corporate action, and this Amendment constitutes the legal, valid and binding obligation of the party in accordance with its terms.

This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

This Amendment shall be construed in accordance with and be governed by the laws of the State of Maryland (without reference to choice of law doctrine).

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers or authorized representatives as of the day and year first above written.

WESTERN RESERVE LIFE

ASSURANCE CO. OF OHIO	PROFUNDS

/s/ Steven R. Shepard	/s/ Steven Cravath
Name: Steven R. Shepard	Name: Steven Cravath
Title:	Senior Vice President	Title:	Secretary

PROFUND ADVISORS LLC	ACCESS ONE TRUST

/s/ Michael Sapir	/s/ Steven Cravath
Name: Michael Sapir	Name: Steven Cravath
Title:	Chief Executive Officer	Title:	Secretary

Schedule A

Accounts(s)	Contract(s)	Designated Portfolio(s)
WRL Series Life Account	WRL XceleratorSM	ProFund VP Bull
	WRL Freedom Elite Builder IISM	ProFund VP OTC
	WRL Freedom Elite Builder®	ProFund VP Small-Cap
	WRL Freedom Wealth ProtectorSM	ProFund VP Short Small-Cap
	WRL Freedom Elite®	ProFund VP Money Market
WRL Financial Freedom Builder®
WRL Freedom Equity Protector®
WRL ForLifeSM
WRL Series Life Account G	WRL Capital CreatorSM (Expected to commence operations on or around September 20, 2007)	ProFund VP Asia 30
ProFund VP Basic Materials
ProFund VP Bull
ProFund VP Consumer Services
ProFund VP Emerging Markets
ProFund VP Europe 30
ProFund VP Falling US Dollar
ProFund VP Financials
ProFund VP International
ProFund VP Japan
ProFund VP Mid-Cap
ProFund VP Money Market
ProFund VP Oil & Gas
ProFund VP OTC
ProFund VP Pharmaceuticals
ProFund VP Precious Metals
ProFund VP Short Emerging Markets

ProFund VP Short International
ProFund VP Short OTC
ProFund VP Short Small-Cap
ProFund VP Small-Cap
ProFund VP Small-Cap Value
ProFund VP Telecommunications
ProFund VP UltraSmall-Cap
ProFund VP U.S. Government Plus
ProFund VP Utilities
Access VP High Yield FundSM
WRL Series Annuity Account	WRL Freedom Attainer®	ProFund VP Asia 30
	WRL Freedom Bellwether®	ProFund VP Basic Materials
	WRL Freedom Premier®	ProFund VP Bull
	WRL Freedom Access®	ProFund VP Consumer Services
	WRL Freedom Enhancer®	ProFund VP Emerging Markets
	WRL Freedom Variable Annuity	ProFund VP Europe 30
	WRL Freedom Conqueror®	ProFund VP Falling US Dollar
	WRL Freedom Wealth Creator®	ProFund VP Financials
ProFund VP International
ProFund VP Japan
ProFund VP Mid-Cap
ProFund VP Money Market
ProFund VP Oil & Gas
ProFund VP OTC
ProFund VP Pharmaceuticals
ProFund VP Precious Metals
ProFund VP Short Emerging Markets
ProFund VP Short International
ProFund VP Short OTC
ProFund VP Short Small-Cap

ProFund VP Small-Cap
ProFund VP Small-Cap Value
ProFund VP Telecommunications
ProFund VP UltraSmall-Cap
ProFund VP U.S. Government Plus
ProFund VP Utilities
Access VP High Yield FundSM
Separate Account VA U	WRL Freedom Premier® III Variable Annuity	ProFund VP Asia 30
ProFund VP Bull
ProFund VP Basis Materials
ProFund VP Consumer Services
ProFund VP Emerging Markets
ProFund VP Europe 30
ProFund VP Falling US Dollar
ProFund VP Financials
ProFund VP International
ProFund VP Japan
ProFund VP Mid-Cap
ProFund VP Money Market
ProFund VP Oil & Gas
ProFund VP OTC
ProFund VP Pharmaceuticals
ProFund VP Precious Metals
ProFund VP Short Emerging Markets
ProFund VP Short International
ProFund VP Short OTC
ProFund VP Short Small-Cap
ProFund VP Small-Cap
ProFund VP Small-Cap Value
ProFund VP Telecommunications

ProFund VP UltraSmall-Cap
ProFund VP U.S. Government Plus
ProFund VP Utilities
Access VP High Yield FundSM
Separate Account VA V	WRL Freedom Multiple	ProFund VP Asia 30
ProFund VP Basic Materials
ProFund VP Bull
ProFund VP Consumer Services
ProFund VP Emerging Markets
ProFund VP Europe 30
ProFund VP Falling US Dollar
ProFund VP Financials
ProFund VP International
ProFund VP Japan
ProFund VP Mid-Cap
ProFund VP Money Market
ProFund VP Oil & Gas
ProFund VP OTC
ProFund VP Pharmaceuticals
ProFund VP Precious Metals
ProFund VP Short Emerging Markets
ProFund VP Short International
ProFund VP Short OTC
ProFund VP Short Small-Cap
ProFund VP Small-Cap
ProFund VP Small-Cap Value
ProFund VP Telecommunications
ProFund VP UltraSmall-Cap
ProFund VP U.S. Government Plus
ProFund VP Utilities
Access VP High YieldSM

Separate Account VA AA	Flexible Premium Variable Annuity – M, under the marketing name “WRL Freedom Advisor”	ProFund VP Asia 30
ProFund VP Basic Materials
ProFund VP Bull
ProFund VP Consumer Services
ProFund VP Emerging Markets
ProFund VP Europe 30
ProFund VP Falling US Dollar
ProFund VP Financials
ProFund VP International
ProFund VP Japan
ProFund VP Mid-Cap
ProFund VP Money Market
ProFund VP Oil & Gas
ProFund VP OTC
ProFund VP Pharmaceuticals
ProFund VP Precious Metals
ProFund VP Short Emerging Markets
ProFund VP Short International
ProFund VP Short OTC
ProFund VP Short Small-Cap
ProFund VP Small-Cap
ProFund VP Small-Cap Value
ProFund VP Telecommunications
ProFund VP UltraSmall-Cap
ProFund VP U.S. Government Plus
ProFund VP Utilities
Access VP High Yield FundSM